UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 9, 2025
(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud,	Switzerland	None
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

Logitech International S.A.
EPFL - Quartier de l'Innovation
1015 Lausanne, Switzerland
c/o Logitech Inc.
3930 North First Street
San Jose,	California	95134
(Address of principal executive offices and zip code)

(510)	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders (the “AGM”) of Logitech International S.A. (“Logitech” or the “Company”) was held on September 9, 2025. At the AGM, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2025

For	Against	Abstain	Broker Non-Votes
83,594,070	68,280	580,546	3,925,010
99.92%	0.08%	N/A	N/A

Proposal 2: Advisory vote to approve Named Executive Officers Compensation for fiscal year 2025

For	Against	Abstain	Broker Non-Votes
65,927,879	17,525,682	789,335	3,925,010
79.00%	21.00%	N/A	N/A

Proposal 3: Advisory vote on the Swiss Statutory Compensation Report for fiscal year 2025

For	Against	Abstain	Broker Non-Votes
65,588,219	17,841,009	813,668	3,925,010
78.62%	21.38%	N/A	N/A

Proposal 4: Advisory vote on the Swiss Statutory Non-Financial Matters Report for fiscal year 2025

For	Against	Abstain	Broker Non-Votes
72,165,314	11,690,723	386,859	3,925,010
86.06%	13.94%	N/A	N/A

Proposal 5: Appropriation of available earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
84,069,866	106,278	66,752	3,925,010
99.87%	0.13%	N/A	N/A

Proposal 6: Amendment of the Articles of Incorporation: Renewal of the Capital Band

For	Against	Abstain	Broker Non-Votes
81,201,524	2,857,905	183,467	3,925,010
96.60%	3.40%	N/A	N/A

Proposal 7: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2025

For	Against	Abstain	Broker Non-Votes
82,524,573	611,988	867,934	3,925,010
99.26%	0.74%	N/A	N/A

Proposal 8: Elections to the Board of Directors
Proposal 8.A: Re-election of Mr. Donald Allan

For	Against	Abstain	Broker Non-Votes
83,110,713	957,895	174,288	3,925,010
98.86%	1.14%	N/A	N/A

Proposal 8.B: Re-election of Dr. Edouard Bugnion

For	Against	Abstain	Broker Non-Votes
83,868,935	203,035	170,926	3,925,010
99.76%	0.24%	N/A	N/A

Proposal 8.C: Re-election of Ms. Johanna ‘Hanneke’ Faber

For	Against	Abstain	Broker Non-Votes
74,556,851	9,522,710	163,335	3,925,010
88.67%	11.33%	N/A	N/A

Proposal 8.D: Re-election of Mr. Guy Gecht

For	Against	Abstain	Broker Non-Votes
83,690,508	387,232	165,156	3,925,010
99.54%	0.46%	N/A	N/A

Proposal 8.E: Re-election of Mr. Christopher Jones

For	Against	Abstain	Broker Non-Votes
83,301,325	762,139	179,432	3,925,010
99.09%	0.91%	N/A	N/A

Proposal 8.F: Re-election of Ms. Marjorie Lao

For	Against	Abstain	Broker Non-Votes
83,744,355	329,771	168,770	3,925,010
99.61%	0.39%	N/A	N/A

Proposal 8.G: Re-election of Mr. Owen Mahoney

For	Against	Abstain	Broker Non-Votes
83,850,261	206,416	186,219	3,925,010
99.75%	0.25%	N/A	N/A

Proposal 8.H: Re-election of Ms. Neela Montgomery

For	Against	Abstain	Broker Non-Votes
83,283,176	783,694	176,026	3,925,010
99.07%	0.93%	N/A	N/A

Proposal 8.I: Re-election of Mr. Kwok Wang Ng

For	Against	Abstain	Broker Non-Votes
81,299,867	2,753,481	189,548	3,925,010
96.72%	3.28%	N/A	N/A

Proposal 8.J: Re-election of Ms. Deborah Thomas

For	Against	Abstain	Broker Non-Votes
82,668,085	1,410,505	164,306	3,925,010
98.32%	1.68%	N/A	N/A

Proposal 8.K: Re-election of Mr. Sascha Zahnd

For	Against	Abstain	Broker Non-Votes
83,069,621	999,062	174,213	3,925,010
98.81%	1.19%	N/A	N/A

Proposal 9: Election of the Chairperson of the Board

For	Against	Abstain	Broker Non-Votes
83,222,697	802,146	218,053	3,925,010
99.05%	0.95%	N/A	N/A

Proposal 10: Elections to the Compensation Committee
Proposal 10.A: Re-election of Mr. Donald Allan

For	Against	Abstain	Broker Non-Votes
80,916,370	3,140,263	186,263	3,925,010
96.26%	3.74%	N/A	N/A

Proposal 10.B: Re-election of Mr. Kwok Wang Ng

For	Against	Abstain	Broker Non-Votes
78,226,353	5,781,467	235,076	3,925,010
93.12%	6.88%	N/A	N/A

Proposal 10.C: Re-election of Ms. Neela Montgomery

For	Against	Abstain	Broker Non-Votes
81,107,661	2,960,179	175,056	3,925,010
96.48%	3.52%	N/A	N/A

Proposal 10.D: Re-election of Ms. Deborah Thomas

For	Against	Abstain	Broker Non-Votes
82,013,444	2,014,742	214,710	3,925,010
97.60%	2.40%	N/A	N/A

Proposal 11: Approval of Compensation for the Board of Directors for the 2025 to 2026 Board Year

For	Against	Abstain	Broker Non-Votes
82,578,507	1,356,682	307,707	3,925,010
98.38%	1.62%	N/A	N/A

Proposal 12: Approval of Compensation for the Group Management Team for fiscal year 2027

For	Against	Abstain	Broker Non-Votes
67,377,691	16,530,519	334,686	3,925,010
80.30%	19.70%	N/A	N/A

Proposal 13: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2026

For	Against	Abstain	Broker Non-Votes
81,077,967	5,067,033	107,292	—
94.12%	5.88%	N/A	—

Proposal 14: Re-election of Etude Regina Wenger & Sarah Keiser-Wüger as Independent Representative

For	Against	Abstain	Broker Non-Votes
83,795,734	316,978	130,184	3,925,010
99.62%	0.38%	N/A	N/A

Under the Company's Articles, abstentions are not counted towards the calculation of the majority required for passage of the proposals, except when Swiss law requires approval of a qualified majority of at least two-thirds of the votes and a majority of the nominal value of the shares, each as represented at the AGM.

Item 8.01 Other Events

With respect to the dividend approved under Proposal 5 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Monday, September 22, 2025, on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Tuesday, September 23, 2025, and the payment date is expected to be Wednesday, September 24, 2025. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq Global Select Market on Friday, September 19, 2025. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logitech International S.A.

/s/ Matteo Anversa
Matteo Anversa
Chief Financial Officer

/s/ Samantha Harnett
Samantha Harnett
Chief Legal Officer
September 9, 2025